EXHIBIT 10.7

            FORM OF SERIES H PREFERRED STOCK SUBSCRIPTION DOCUMENTS.


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

                              CONVERTIBLE PREFERRED
                             SUBSCRIPTION AGREEMENT

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


                  THIS AGREEMENT is executed in reliance upon the transaction exemption afforded by Regulation D as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended (the "Act").

                  This Agreement has been executed by the undersigned in connection with the private placement of the Series H Convertible Preferred Stock (hereinafter referred to as the "Preferred Stock") of IMAGING DIAGNOSTIC SYSTEMS, INC. (NASDAQ symbol "IMDS"), located at 6531 NW 18th Court, Plantation, FL 33313, a corporation organized under the laws of Florida, USA (hereinafter referred to as the "Company"). The terms on which the Preferred Stock may be converted into Common Stock and the other terms of the Preferred Stock are set forth in the Certificate of Designation annexed hereto as Exhibit A. In addition, the Company will sell to Subscriber Twenty Five Thousand (25,000) Warrant A's to purchase Common Stock commencing six months after the Closing Date (as defined below) for a period of five (5) years thereafter, as per the terms of Warrant A annexed hereto as Exhibit B, and Twenty Five Thousand (25,000) Warrant B's to purchase Common Stock commencing six months after the Closing Date (as defined below) for a period of five (5) years thereafter, as per the terms of Warrant B (both the Warrant A's and Warrant B's are also hereinafter referred to collectively as the "Warrants") annexed hereto as Exhibit C.The Company shall issue to Settondown Capital International, Ltd. (the "Placement Agent"), in return for services rendered (in addition to fees set forth in the Escrow Agreement), the number of shares of Preferred Stock equal to eight (8%) percent of the number of shares of Preferred Stock issued to the Purchasers pursuant to the terms of the Subscription Agreement, and a Warrant A to purchase twenty five thousand (25,000) shares of Common Stock. This Subscription and, if accepted by the Company, the offer and sale of the Preferred Stock (the "Shares"), the issuance of the Warrants , and the shares Common Stock underlying both the Preferred Stock and Warrants, (collectively the "Securities"), are being made in reliance upon the provisions of Regulation D under the Act.

                  The undersigned entities listed on Schedule A annexed hereto (hereinafter collectively referred to as "Subscribers" or the "Purchasers"), hereby represents and warrants to, and agrees with the Company as follows:

                  1. Agreement to Sell, Issue, and Purchase the Securities.

                  (a) The Company will sell and the Purchasers will buy Preferred Stock and Warrants, and the Company will issue to the Placement Agent the number of shares of Preferred Stock equal to eight (8%) percent of the number of shares of Preferred Stock issued to the Purchaser pursuant to the terms of the Subscription Agreement and a Warrant A to Purchase twenty five thousand (25,000) shares of Preferred Stock, in reliance upon the representations and warranties of the Company, Placement Agent, and Purchasers contained in this Agreement, upon the terms and conditions hereinafter set forth in this Agreement and all Exhibits annexed hereto an aggregate of one hundred eight (108) shares of Preferred Stock and one Warrant A to purchase twenty five thousand (25,000) shares of Common Stock, for an aggregate purchase price of One Million ($1,000,000) U.S. Dollars based on U.S. $10,000 per share (the "Purchase Price").

                  (b) Form of Payment. Subscribers shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to Goldstein, Goldstein & Reis, LLP, as Escrow Agent, against delivery of the original Preferred Stock and Warrants as per the separate Escrow Agreement annexed hereto as Exhibit C, as payment in full for the Securities.

                  (c) Wire Instructions. Wire instructions for Goldstein, Goldstein & Reis, LLP are as follows:

                  Chase Manhattan Bank, N.A.
                  ABA No. 021000021
                  For the Account of
                  United States Trust Company of New York
                  Account No. 920-1-073195
                  In favor of
                  Goldstein, Goldstein & Reis, LLP Attorney Escrow Account Account No. 59-01383

                  2. Representation and Warranties of the Subscribers and the Placement Agent. Each of Subscribers, and the Placement Agent, acknowledges, represents, warrants and agrees as follows:

                  (a) Organizations and Authorization. Each of the Subscribers, and the Placement Agent, are duly incorporated or organized and validly existing in the country of their incorporation or organization and has all requisite power and authority to purchase and hold the Securities. The decision to invest and the execution and delivery of this Agreement by each of the Subscribers and the Placement Agent, the performance by each of the Subscribers, and the Placement Agent, of their obligations hereunder and the consummation by each of the Subscribers and the Placement Agent of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Subscribers or the Placement Agent. The Undersigned's signatory has all right, power and authority to execute and deliver this Agreement on behalf of the Subscribers and the Placement Agent. This Agreement has been duly executed and delivered by the Subscribers and the Placement Agent, and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Subscribers and the Placement Agent, enforceable against the Subscribers and the Placement Agent in accordance with its terms.

                  (b) Evaluation of Risks. The Subscribers and the Placement Agent have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

                  (c) Independent Counsel. Each of the Subscribers and the Placement Agent acknowledges that it has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the Securities.

                  (d) No Registration. Each of the Subscribers and the Placement Agent acknowledge and understand that the limited private offering and sale and issuance of Securities pursuant to this Agreement has not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Act or under the securities or "blue sky" laws, rules or regulations of any state. Each of the Subscribers and the Placement Agent acknowledge, understand and agree that the Securities are being offered and sold hereunder pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 3(b) or Section 4(2) of such Act and Regulation D promulgated under such Act, and (ii) a similar exemption to the registration provisions of applicable state securities laws.

                  (e) Subscribers and the Placement Agent are Accredited Investors. The Subscribers and the Placement Agent are each an "Accredited Investor" as defined below who represents and warrants it is included within one or more of the following categories of "Accredited Investors."

                                                     (ii) Any bank as defined in
                                    Section 3(a)(2) of the Act, or any savings and loan associated or other institution as defined in Section 3(a)(5)A of the Act whether acting in it individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the 1934 Act; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivision, for the benefits of its employees if such plan has total assets in excess of $5,000,000; and employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                           (ii) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                           (iii) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                           (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                           (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                           (vi) Any natural person who had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

                           (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Act;

                           (viii) Any entity in which all of the equity owners are accredited investors; and

                           (ix) Any self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors within the meaning of Rule 501 of Regulation D promulgated under the Act.

                  (f) Investment Intent. Without limiting its ability to resell the Securities pursuant to an effective registration statement, Subscribers and the Placement Agent are acquiring the Securities solely for their own account and not with a view to the distribution, assignment or resale to others. Subscribers and Placement Agent understand and agree that they may bear the economic risk of their investment in the Securities for an indefinite period of time. Subscribers and Placement Agent does not now have or, in the future, will not take any short position or hedge position in the Company's Common Stock for so long as any portion of that Subscriber's or Placement Agent's Preferred Stock remains outstanding. Notwithstanding the foregoing, the Subscribers and Placement Agent may enter into a short or hedge position provided that such short or hedge position is limited to the number of shares of Common Stock the Subscribers or Placement Agent would receive upon any particular conversion of Preferred Stock by the Subscribers or Placement Agent and (b) such short or hedge position would be limited to the number of shares of Common Stock received upon any exercise of the Warrants associated with this transaction.

                  (g) Transfer Restrictions. See Certificate of Designation annexed hereto as Exhibit A.

                  (h) Registration Rights. The parties have entered into a Registration Rights Agreement (Exhibit E).

                  (i) No Advertisements. The Subscribers and the Placement Agent are not subscribing for the Securities as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

                  (j) As required by Florida Law, the Subscribers and the Placement Agent also acknowledge and agree that:

                  (i) The undersigned has been furnished with, and understands the terms of the Offering. With respect to tax and other economic considerations involved in his investment, the undersigned is not relying on the Company. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Shares, for the undersigned's particular tax and financial situation and has determined that the investment being made by the undersigned is a suitable investment for the undersigned.

                  (ii) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested have been made available for inspection by the undersigned.

                  (iii) The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

                  (iv) The undersigned will not sell or otherwise transfer the Shares without registration under the Act or applicable state securities laws or an exemption therefrom. The Shares have not been registered under the Act or under the securities laws of certain states.

                  (v) The undersigned represents that the undersigned is purchasing the Shares for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The undersigned has not offered or sold any portion of the Shares being acquired nor does the undersigned have any present intention of dividing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Act. Except as provided herein, the Company has no obligation to register the Shares.

                  (vi) The undersigned recognizes that an investment in the Shares involves substantial risks, including loss of the entire amount of such investment.

                  (vii) Legends (i) The undersigned acknowledges that each certificate representing the Shares unless registered, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  NOTWITHSTANDING THE FOREGOING, THE COMMON STOCK ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN THAT CERTAIN SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF EACH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                  (viii) The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

                  (ix) The Purchasers are purchasing the Securities for their own account for investment, and not with a view toward the resale or distribution thereof. Purchasers are neither an underwriter of, nor a dealer in, the Shares and are not participating in the distribution or resale of the Securities.

                  (x) In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of this offering, including the merits and risks involved. The Securities have not been recommended by any Federal or State Securities Commission or Regulatory Authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

                  (xi) The Regulation D Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

                  (xii) The undersigned acknowledges and is aware that except for the three day rescission rights provided under Florida law, the undersigned is entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

                  (xiii) The undersigned has had the opportunity to ask questions of, and receive answers from management of the Company regarding the terms and conditions of this Subscription Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

                  (xiv) The undersigned understands that he may have access to whatever additional information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that he may desire, provided that the Company can acquire such information without unreasonable effort or expense. In addition, as required by ss.517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a) thereunder, the undersigned understands that he may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

                  (xv) The undersigned has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to above.

         3. General Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, the Subscribers and the Placement Agent that the following are true and correct as of the date hereof and as of the Closing Date.

                  (a) Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Florida and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

                  (b) Capitalization. As of May 31, 1998 the authorized capital stock of the Company consists of 48,000,000 shares of Common Stock, no par value per share, of which 30,772,314 are outstanding, 2,000,000 shares of non-voting Preferred Stock, no par value, of which 450 shares of non-voting Preferred Stock, no par value, have been designated Series B Convertible Preferred Stock (all of which are outstanding), fifty four (54) shares of non-voting Preferred Stock which are designated as Series D Convertible Preferred Stock (forty nine
(49) of which are outstanding), 54 shares of non-voting Preferred Stock which are designated as Series E Convertible Preferred Stock (forty (40) of which are outstanding), fifty four (54) shares of non-voting Preferred Stock which are designated as Series F Convertible Preferred Stock (fifty (50) of which are outstanding), one hundred fifty (150) shares of non-voting Preferred Stock which are designated as Series G Convertible Preferred Stock (none of which are outstanding), and one hundred eight (108) shares of non-voting Preferred Stock which are designated as Series H Convertible Preferred Stock which will be designated as such simultaneously with the execution of this Agreement. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  (c) Authorization. The Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken. This Agreement (including all Exhibits annexed hereto) has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 4(d) of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the Shares are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Shares will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

                  (d) No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws, Stockholders Agreements and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets and which would have a material adverse effect on the Company's business and financial condition.

                  (e) No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Form 10-KSB, Form 10-QSBs, Form 8-K, Proxy Statement and S-1 Registration Statement filed by the Company for a period of at least twelve (12) months immediately preceding this offer (the "Reports"), this Agreement or those incurred in the ordinary course of the Company's business since January 1, 1997, and which individually or in the aggregate, do not or would not have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company. No event or circumstance has occurred or exists with respect to the Company or its properties, business, condition (financial or otherwise), results of operations or prospects, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

                  (f) No Default. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the transaction documents, including the conversion provision of the Preferred Stock, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound or any statute or the Memorandum or Articles of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or the Company's listing agreement for its Common Stock.

                  (g) Absence of Events of Default. Except as set forth in the Reports and this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's business, properties, prospects, condition (financial or otherwise) or results of operations.

                  (h) Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby.

                  (i) Intellectual Property Rights. Except as disclosed in the Reports, the Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as presently conducted in the Reports. To the Company's knowledge, neither the Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the business or financial condition of the Company.

                  (j) Material Contracts. Except as set forth in the Reports, the agreements to which the Company is a party described in the Reports are valid agreements, in full force and effect the Company is not in material breach or material default under any of such agreements.

                  (k) Litigation. Except as disclosed in the Reports, there is no action, proceeding or investigation pending, or to the Company's knowledge threatened, against the Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  (l) Title to Assets. Except as set forth in Reports, the Company has good and marketable title to all properties and material assets described in the Reports as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

                  (m) Subsidiaries. Except as disclosed in the Reports, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

                  (n) Required Governmental Permits. The Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  (o) Listing. The Company will maintain the listing of its Common Stock on the OTC Bulletin Board or other organized United States market or Quotation system. The Company has not received any notice, oral or written, regarding continued listing and, as long as the Debentures are outstanding, the Company will take no action, which would impact their continued listing or eligibility of the Company for such listing.

                  (p) Other Outstanding Securities/Financing Restrictions. Other than warrants and options to acquire shares of Common Stock as disclosed in the Reports, options issued to certain employees in January, 1998 pursuant to the Company's stock option plan, and an aggregate of 750,000 options recently issued to the Company's officers and directors, there are no other outstanding securities, debt or equity presently convertible into Common Stock. Except as disclosed in the Reports, the Company has no outstanding restricted shares, or shares of Common Stock sold under Regulation S, Regulation D or outstanding under any other exemption from registration, which are available for sale as unrestricted ("free trading") stock.

                  (q) Use of Proceeds. The Company represents that the net proceeds from this offering will be used for working capital.

                  (r) Accuracy of Reports and Information. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall maintain such status on a timely basis. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock trades on the OTC Bulletin Board.

                  (s) Further Representations and Warranties of the Company. For so long as any Securities held by any of the Subscribers and the Placement Agent remain outstanding, the Company acknowledges, represents, warrants and agrees as follows:

                           (i) It will use its best efforts to maintain the listing of its Common Stock on the OTC Bulletin Board or other organized United States market or quotron systems.

                           (ii) It will permit the Subscribers to exercise its right to convert the Preferred Stock by telecopying an executed and completed Notice of

         Conversion to the Company and delivering the original Notice of Conversion and the certificate representing the Preferred Stock to the Company by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a conversion date. The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of any Preferred Stock (together with the certificates representing the Preferred Stock not so converted) to the Subscriber via express courier, by electronic transfer or otherwise within three business days after the conversion date if the Company has received the original Notice of Conversion and Preferred Stock certificate being so converted by such date. In addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five business days from the date of delivery of the Preferred Stock and original Notice of Conversion, the Subscriber will be entitled to revoke the relevant Notice of conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. Liquidated damages under this Section 3(ii) shall continue to run from the sixth
         (6th) business day from the original Conversion Date up until the time that the Notice of Conversion is revoked or the Common Stock has been delivered, at which time liquidated damages shall cease. The Notice of Conversion and Preferred Stock representing the portion of the Shares converted shall be delivered as follows:

                  To the Company:

                           Imaging Diagnostic Systems, Inc.
                           6531 NW 18th Court
                           Plantation, FL  33313
                           Fax: (954) 581-0555

                  In the event that the Common Stock issuable upon conversion of the Preferred Stock is not delivered within five (5) business days of receipt by the Company of a valid Conversion Notice and the Preferred Stock to be converted (such date of receipt referred to as the "Conversion Date"), the Company shall pay to the Purchaser, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $100,000 of Preferred Stock sought to be converted, $500 for each of the first ten (10) days and $1,000 per day thereafter that the Conversion Shares are not delivered, which liquidated damages shall run from the sixth (6th) business day after the Conversion Date. Any and all payments required pursuant to this paragraph shall be payable only in shares of Common Stock and not in cash. The number of such shares shall be determined by dividing the total sum payable by the Conversion Price.

                  (u) SEC Filings/Full Disclosure. For a period of at least twelve (12) months immediately preceding this offer and sale, none of the Company's filings with the Securities and Exchange Commission contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Company has timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                  (v) Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber or the Placement Agent that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

                  (w) Opinion of Counsel. Purchaser shall, upon purchase of the Shares, receive an opinion letter from counsel to the Company, and the Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Transfer Agent, to the effect that:

                           (i) The Company is incorporated and validly existing in the jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conducts its business.

                           (ii) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Company, which might result, either individually or in the aggregate, in any material adverse change in the business or financial condition of the Company.

                           (iii) To counsel's knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (iv) To counsel's knowledge, there is no action, suit, proceeding or investigation by the Company currently pending.

                           (v) The Preferred Stock, which shall be issued at the closing, will be duly authorized and validly issued under the laws of the Company's State of Incorporation.

                           (vi) The Subscription Agreement (including all Exhibits annexed thereto), the issuance of the Shares and the issuance of Common Stock, upon conversion of the Shares, have been duly approved by all required corporate action and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable

                           (vii) The issuance of the Shares will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

                           (viii) Assuming the accuracy of the representation and warranties of the Company and the Purchaser set forth in this Subscription Agreement, the offer, issuance and sale of the Convertible Preferred Stock and Conversion Shares to be issued upon exercise to the Purchaser pursuant to this Purchase Agreement are exempt from the registration requirements of the Securities Act.

                           (ix) As of May 31, 1998 the authorized capital stock of the Company consists of 48,000,000 shares of Common Stock, no par value per share, of which 30,772,314 are outstanding, 2,000,000 shares of non-voting Preferred Stock, no par value, of which 450 shares of non-voting Preferred Stock, no par value, have been designated Series B Convertible Preferred Stock (all of which are outstanding), fifty four
         (54) shares of non-voting Preferred Stock which are designated as Series D Convertible Preferred Stock (forty nine (49) of which are outstanding), 54 shares of non- voting Preferred Stock which are designated as Series E Convertible Preferred Stock (forty (40) of which are outstanding), fifty four (54) shares of non-voting Preferred Stock which are designated as Series F Convertible Preferred Stock (fifty
         (50) of which are outstanding), one hundred fifty (150) shares of non-voting Preferred Stock which are designated as Series G Convertible Preferred Stock (none of which are outstanding), and one hundred eight
         (108) shares of non-voting Preferred Stock which are designated as Series H Convertible Preferred Stock which will be designated as such simultaneously with the execution of this Agreement. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (x) The Common Stock is registered pursuant to
         Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof.

                           (xi) The Company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state and foreign securities laws, as to which no opinion is expressed.

                           (xii) To the best of our knowledge, after due inquiry, the execution, delivery and performance of the Agreements by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation,
         (iv) or any judgment, decree or other of any court or governmental body having jurisdiction over the Company or any of its property.

                           (x) Opinion of Counsel. The Company will obtain for each of the Subscribers, and the Placement Agent, at the Company's expense, any and all opinions of counsel which may be required in order to convert, exercise or sell the Securities, including, but not limited to, obtaining for each of the Subscribers, at the Company's expense an opinion of counsel, subject only to receipt of a Notice of Conversion in the Form of Exhibit D, duly executed by the particular Subscriber which shall be satisfactory to the Transfer Agent, directing the Transfer Agent to remove the legend.

                           (y) Mandatory Conversion. In the event the Shares have not been converted two (2) years from the Closing Date, the Shares shall automatically be converted as if the Purchaser voluntarily elected such conversion in accordance with the procedure, terms and conditions set forth in this Agreement.

                           (z) Dilution. The Company is aware and acknowledges that conversion of the Preferred Stock and/or exercise of the Warrants could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                  (aa) Restrictions on Future Financings/Right of First Refusal. The Company agrees that it will not enter into any private debt or equity financing which is convertible into Common Stock until the earlier of: (i) one hundred eighty (180) days after the Effective Date; or (iii) each of the Subscribers gives written approval for such additional financing. Notwithstanding the foregoing, if the Subscribers do not provide the Company with at least One Million Dollars ($1,000,000) Dollars in funding (subject to the terms of the commitment letter, including all exhibits thereto, dated May 28, 1998) within forty five (45) days from the Closing Date, the aforementioned restriction on future financing shall be waived, without waving the remaining terms of this Section or this Agreement (including all Exhibits annexed hereto). In the event the Company wishes to obtain further financing in the form of any discounted or reset convertible securities convertible into Common Stock within one (1) year following the Closing Date, the Purchasers shall have the right of first refusal to participate in such offering and shall have ten (10) business days to reply in writing after receipt of written notice of such offering from the Company. Provided, however, that this restriction does not apply with respect to the Company obtaining up to Sixteen Million ($16,000,000) Dollars in financing pursuant to a commitment letter dated May 28, 1998.

                  4. Representations and Warranties of the Company, the Placement Agent, and Subscribers. Each of Subscribers, Placement Agent, and the Company, represent to the other the following with respect to itself:

                  (a) Subscription Agreement. This Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Company, the Placement Agent, and each Subscriber, and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (b) Non-contravention. The execution and delivery of the Subscription Agreement (including all Exhibits annexed hereto) and the consummation of the issuance of the Securities and the transaction contemplated by the Subscription Agreement do not and will not conflict with or result in a breach by the Company, the Placement Agent, or any Subscriber of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, the Placement Agent, or any of the Subscribers, or any indenture, mortgage, deed of trust of other material agreement or instrument to which the Company, the Placement Agent, or any of the Subscribers is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company, and the Placement Agent, or any of the Subscribers or any of its properties or assets.

                  (c) Approvals. Neither the Company, the Placement Agent, nor any of the Subscribers is aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Securities.

                  (d) Indemnification. Each of the Company, the Placement Agent, and the Subscribers agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                  5. Restrictions on Conversion of Preferred Stock. The Subscribers or any subsequent holder of the Preferred Stock (the "Holder") shall be prohibited from converting any portion of the Preferred Stock which would result in any of the Subscribers or the Holder being deemed the beneficial owner, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, of 9.99% or more of the then issued and outstanding Common Stock of the Company.

                  6. Intentionally Left Blank

                  7. Stock Delivery Instructions/Legend. The Preferred Stock Certificates shall be delivered to Escrow Agent on a delivery versus payment basis as set forth in the Escrow Agreement.

                  The Certificate or Certificates representing the Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, such legend to be substantially as follows:

                   "THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE OFFERED OR SOLD OR TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION UNDER SAID ACT."

                  8. Closing Date. The date of the issuance and receipt of Securities and Purchase Price, as well as the satisfaction of the conditions set forth in Sections 9 and 10 herein (the "Closing Date"), shall be mutually agreed upon as to time and place. Both parties agree and acknowledge that time is of the essence concerning the closing of the deal.

                  9. Conditions to the Company's Obligation to Sell. Each of the Subscribers understands that the Company's obligation to sell the Preferred Stock are conditioned upon:

                  (a) The receipt and acceptance by the Company of this Subscription Agreement and all Exhibits thereto by an authorized officer; and

                  (b) Delivery into escrow by Subscribers of good funds as payment in full for the purchase of the Securities, as well as copies of executed stock powers which originals shall be forwarded immediately to Escrow Agent; and

                  (c) All representations and warranties of the Subscribers shall remain true and correct as of the Closing Date.

                  10. Conditions to Subscriber's Obligation to Purchase. The Company understands that Subscriber's obligation to purchase the Preferred Stock is conditioned upon:

                  (a) Acceptance by Subscribers of a satisfactory Subscription Agreement and all Exhibits hereto for the sale of the Securities;

                  (b) Delivery of the original Preferred Stock and Warrants as described herein;

                  (c) All representations and warranties of the Company shall remain true and correct as of the Closing Date;

                  (d)      Receipt of opinion of counsel; and

                  (e) Proof of a filed Certificate of Designation for the Preferred Stock.

                  11.      Miscellaneous.

                  (a) This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. The party who initiates legal action shall choose the jurisdiction of the federal courts or the state courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  (b) If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

                  (c) In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original. This Agreement may be executed in counterparts which shall be considered an original document and which together shall be considered a complete document.

                  (d) This Agreement and Exhibits hereto constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof. This Agreement may be amended only by a writing executed by both of them.

                  (e) Each of the Subscribers, and the Placement Agent, represents to the Company that the representations and warranties of each of the Subscribers and the Placement Agent, contained herein are complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with a private offering of securities.

                  (f) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  (g) Each of the Company and the Subscribers agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

                  (h) Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay one (1%) percent of the gross amount raised for legal and escrow fees pursuant to the Escrow Agreement and, the number of shares of Preferred Stock equal to eight (8%) percent of the total number of shares of Preferred Stock issued to the Subscribers, and one Warrant A to purchase 25,000 shares of Common Stock as Placement Agent Fees..


IN WITNESS WHEREOF, this Subscription Agreement was duly executed on the date first written below.


Agreed to and Accepted as of the
       day of June, 1998

IMAGING DIAGNOSTIC SYSTEMS, INC.

By____________________________
    Linda B. Grable, President


                                                  AUSTOST ANSTALT SCHAAN,
                                                  Purchaser

                                                  By___________________________
                                                           Name:
                                                           Title:


                                                  BALMORE FUNDS S.A.
                                                  Purchaser

                                                  By___________________________
                                                           Name:
                                                           Title:

                                                  SETTONDOWN CAPITAL INTER-
                                                  -NATIONAL, LTD.
                                                  Placement Agent


                                                  By___________________________
                                                      Anthony L.M. Inder Riden

                                   SCHEDULE A


1.       AUSTOST ANSTALT SCHAAN
         733 Fuerstentum
         Lichenstein Landstrasse 163
         Telephone:        011 431.53.453.2951
         Facsimile:        011 431.53.453.2895
         Attention:        Thomas Hackl
         Investment Amount: $500,000.00
         No. of Shares of Preferred Stock:
         No. of shares of Common Stock
             underlying Warrant A:
         No. of shares of Common Stock
             underlying Warrant B:


2.       BALMORE FUNDS S.A.
         Trident Chambers
         P.O. Box 146
         Roadstown, Tortola, BVI
         Tel.:    011-411-71-201-6262
         Fax:     011-441-71-201-4800
         Attn:    Francois Morax
         Investment Amount: $500,000.00
         No. of Shares of Preferred Stock:
         No. of shares of Common Stock
             underlying Warrant A:
         No. of shares of Common Stock
             underlying Warrant B:

                                                                       EXHIBIT B
                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                        IMAGING DIAGNOSTIC SYSTEMS, INC.



         The undersigned do hereby certify that, pursuant to the authority conferred upon the Board of Directors of IMAGING DIAGNOSTIC SYSTEMS, INC. (the "Corporation") a corporation organized and existing under the Florida Business Corporation Act, by Florida Statute 607.0821 and Florida Statute 607.0602 and pursuant to the written consent dated May 28, 1998, duly executed by all of the members of the Corporation's Board of Directors, adopting the resolutions providing for the issuance of up to 108 shares of the Corporation's authorized but unissued preferred stock, no par value, to be designated the Series H Convertible Preferred Stock (the "Preferred Stock"), and the Amendment of the Corporation's Articles of Incorporation to provide for the Preferred Stock, and there being no shareholder action required, the Corporation Articles of Incorporation are hereby Amended as follows:


                            ARTICLE III CAPITAL STOCK

                   CERTIFICATE OF DESIGNATION OF PREFERENCES,
                       RIGHTS AND LIMITATIONS OF SERIES H
                           CONVERTIBLE PREFERRED STOCK

1. Designation and Rank. The number and designation of the series of Preferred Stock fixed by this amendment shall be 108 Shares of "Series H Convertible Preferred Stock" (hereinafter referred to as the "Convertible Preferred Stock"), all of which shall rank equally and be identical in all respects.

2.       Conversion Rights.
(a) Right to Convert. The holder of any shares of Series H Convertible Preferred Stock (the "Preferred Stock") may, at any time, for a period of two years thereafter, convert all or a portion of the Preferred Stock and any accrued interest thereon, without the payment of any additional consideration therefor, into that number of fully paid and non-assessable shares of common stock, no par value, of the Corporation as is determined by dividing (i) the sum of $10,000 by
(ii) the Conversion Price (determined as hereinafter provided) in effect at the time of conversion. The "Conversion Price" shall be equal to the lesser of $.53 or seventy five percent (75%) of the Average Closing Price of the Corporation's Common Stock for the ten-day trading period ending on the day prior to the date of the conversion (the "Lookback Period"). On the last trading day of each month, starting on the first day of the 5th month from the Closing Date, the Lookback period will be increased by two trading days until the Lookback period equals a maximum of twenty two (22) trading days. For purposes of this Section 3, the Average Price shall be the lowest closing bid price of the Common Stock during the Lookback period as (i) quoted by Bloomberg, L.P. or if not quoted by Bloomberg, L.P., then (ii) as reported by the National Association of Securities Automated Quotation System ("NASDAQ"), or if not quoted by NASDAQ then; (iii) the average of the closing bid prices of the Common Stock in the over-the-counter market over the five consecutive trading days ending on the trading day immediately preceding the date of the Conversion Notice; or (iv) in the event the Common Stock is listed on a national stock exchange, the Market Price shall be the average of the closing prices of the Common Stock on such exchange, as reported in The Wall Street Journal over the five consecutive trading days immediately preceding the date of the Conversion Notice.

(b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. If upon conversion of shares of Preferred Stock held by a registered holder which are being converted, such register holder would, but for the provisions of this Section 3(b), receive a fraction of a share of Common Stock thereon, then in lieu of any such fractional share to which such holder would otherwise be entitled, the Corporation shall round up or down, as the case may be, to the nearest share. Before any holder of the Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Preferred Stock, and shall give written notice by facsimile or otherwise (the "Conversion Notice") to the Corporation at such office that such holder elects to convert the same and shall state therein such holder's name or the name of its nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, but in any event within five business days of the date of its receipt of the Conversion Notice and original Preferred Stock Certificate, issue and deliver or cause to be issued and delivered to such holder of Preferred Stock, or to its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made on the date that the Corporation receives the Conversion Notice by facsimile or otherwise, and the person or persons entitled to receive the share of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the conversion of any shares of Preferred Stock, such shares shall be restored to the status of authorized but unissued shares and may be reissued as a new series by the Corporation at any time.

(c) Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of the Corporation, any classification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, and any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution; (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective; and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, transfer, consolidation, merger, dissolution or winding up.

(d) Stock Dividends; Stock Splits; Etc. In the event that the Corporation shall
(i) take a record of holders of shares of the Common Stock for the purpose of determining the holders entitled to receive dividends payable in shares of Common Stock; (ii) subdivide the outstanding shares of Common Stock; (iii) combine the outstanding shares of Common Stock into smaller number of shares; or
(iv) issue, by reclassification of the Common Stock, any other securities of the Corporation, then, in each such case, the Conversion Price then in effect shall be adjusted so that upon conversion of each share of Convertible Preferred Stock then outstanding the number of shares of Common Stock into which such shares of Convertible Preferred Stock are convertible after the happening of any of the events described in clauses (i)through(iv) above shall be the number of such shares of Common Stock into which such shares of Preferred Stock would have been converted if so converted immediately prior to the happening of such event or any record date with respect thereto.

(e) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such numbers of shares of Common Stock as shall from time to time be sufficient to effect conversion of all of the then outstanding shares of Preferred Stock. In the event there are insufficient shares to effect a conversion, the Corporation shall increase the number of authorized shares to effect conversion , the holder shall be entitled to vote with the holders of the Common Stock, as a single class, where each share of Preferred Stock shall be entitled to that number of votes to which it would be entitled had all of its shares of Preferred Stock been converted into shares of Common Stock were notice of conversion given on the date of such vote. No sale or disposition of all or substantially all of the Corporation's assets shall take place without approval of the holders of the Convertible Preferred Stock, voting as a single class.

(f) Voting Rights of Convertible Preferred Stock. Except as otherwise required by law and as provided for in Section 3(e), the holders of outstanding shares of Preferred Stock shall not be entitled to vote on any matters submitted to the stockholders of the Corporation.

4. Liquidation Rights. If the Corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up, at any time when any shares of Preferred Stock shall be outstanding, the holders of the then outstanding shares of Preferred Stock shall have a preference in distribution of the Corporation's property available for the distribution to the holders of any other class of capital stock of the Corporation, including but not limited to, the Common Stock, equal to $10,000.00 consideration per share.

5. Adjustments Due to Merger or Consolidation, Etc. In the case of any consolidation with or merger of the Corporation with or into another corporation, or in the case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease, or conveyance) upon conversion of such share of Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonable be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Convertible Preferred Stock.

         IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation has been executed and attested by the undersigned duly authorized officers of the Corporation as of the 28th day of May 1998.

                      ------------------------------------------
                      Linda B. Grable, President and Director


                      ------------------------------------------
                      Allan L. Schwartz, Executive Vice President and Director


                      ------------------------------------------
                      Richard J. Grable, Chief Executive Officer and Director

                                                                 EXHIBIT C

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                         COMMON STOCK PURCHASE WARRANT A

                  To Purchase 12,500 Shares of Common Stock of

                        IMAGING DIAGNOSTIC SYSTEMS, INC.


                  THIS CERTIFIES that, for value received, SETTONDOWN CAPITAL INTERNATIONAL, LTD.(the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after November 2, 1998, and on or prior to November 2, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation (the "Company"), twelve thousand five hundred (12,500) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to $1.00. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Convertible Preferred Subscription Agreement dated as of June , 1998, in the aggregate amount of One Million ($1,000,000) Dollars (the "Agreement") between the Company and Investor and is subject to its terms. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

                  1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

                  2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

                  4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

                  5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

                  8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration

                  9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

                  10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

                  11. Effect of Certain Events.

                  (a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, the Company shall give the holder of this Warrant thirty (30) days' notice of the proposed effective date of the transaction specifying that the Warrant shall terminate if the Warrant has not been exercised by the effective date of the transaction.

                  (b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

                  (c) Registration. The Company agrees to register the shares of Common Stock underlying this Warrant pursuant to the terms of the Agreement and the Registration Rights Agreement dated June , 1998. In addition to the foregoing, the Holder of this Warrant shall have the right to include all of the shares of Common Stock underlying this Warrant (the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing. Holder shall have five (5) business days to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; provided, however, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed one hundred eighty
(180) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering.

                  12. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

                  In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  13. Voluntary Adjustment by the Company. The Company may at its warrant, at any time during the term of this Warrant, reduce the then current Exchange Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  14. Notice of Adjustment. Whenever the number of Warrant shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board or any domestic securities exchange upon which the Common Stock may be listed.

                  16. Call. The Company has the right to "call" any portion of this Warrant which has not been then exercised, upon the satisfaction of the following conditions: (i) closing bid price of the Common Stock (as reported by Bloomberg, L.P.) is at least $1.50 per share for twenty (20) consecutive trading days, and (ii) the registration statement filed by the Company covering the shares of Common Stock underlying this Warrant has been declared effective by the Securities and Exchange Commission, and must remain in effect at the time of the call by the Company.

                  17. Miscellaneous.

                  (a) Issue Date; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Florida and for all purposes shall be construed in accordance with and governed by the laws of said state without regard to its conflict of law, principles or rules. The party who initiates legal action shall choose the jurisdiction of the federal courts or the state courts in connection with any dispute arising under this Agreement and hereby waives, to the maximum permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury.

                  (b) Restrictions. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant, if not registered, may have restrictions upon its resale imposed by state and federal securities laws.

                  (c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  June __, 1998                       IMAGING DIAGNOSTIC SYSTEMS, INC.
                                            By__________________________________
                                                     Linda B.  Grable, President

                               NOTICE OF EXERCISE



To:      IMAGING DIAGNOSTIC SYSTEMS, INC.


                  (1) The undersigned hereby elects to purchase ________ shares of Common Stock of IMAGING DIAGNOSTIC SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

                  (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)
                           -------------------------------




Dated:________________________


                                           ------------------------------
                                           Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase shares.)



                  FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

____________________________________________________ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                                Dated: ________________________

                           Holder's Signature:    _____________________________

                           Holder's Address:_____________________________

                                            _____________________________



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


                                       2